SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                     Date of report (Date of earliest event
                             reported) May 17, 1999
                             ----------------------

                             NACCO Industries, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)


Delaware                             1-9172                           34-1505819
(State or other                   (Commission                      (IRS Employer
jurisdiction of                   File Number)                    Identification
incorporation)                                                           Number)



              5875 Landerbrook Drive, Mayfield Heights, Ohio 44124
              ----------------------------------------------------
             (Address of principal                        (Zip Code)
              executive offices)



         Registrant's telephone number, including area code  (440) 449-9600



                                       N/A
          (Former name or former address, if changed since last report)

Item 5.           Other Events

     On May 17, 1999, NACCO Industries, Inc. ("NACCO") issued a news release announcing that NACCO and certain of its subsidiaries, NACCO Materials Handling Group, Inc. and Hyster-Yale Materials Handling, Inc., have entered into a memorandum of understanding with Nissan Motor Co., Ltd. for the purchase of Nissan's global forklift truck business. The May 17, 1999 news release, a copy of which is attached hereto as Exhibit 99.2, is incorporated herein by reference.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

                  (a) Financial Statements of Business Acquired. Not applicable

                  (b)  Pro Forma Financial Information.  Not applicable

                  (c)  Exhibits

                           99.2 - News Release, dated May 17, 1999

                                    Signature

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NACCO Industries, Inc.
                                                ----------------------
                                                  (Registrant)


Date:    May 18, 1999                  By:      /s/Charles A. Bittenbender
         ------------                           --------------------------
                                     Name:      Charles A. Bittenbender
                                    Title:      Vice President, General Counsel
                                                and Secretary

                                  Exhibit Index


Exhibit Number        Exhibit Description
--------------        -------------------

       99.2           News Release, dated May 17, 1999